Exhibit 99.10

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "AGREEMENT") is made and entered into as of December 18, 2003 by and among Caribbean Leisure Marketing Limited, an Antiguan limited company ("CLM"), American Leisure Marketing and Technology Inc., a Florida corporation ("ALMT" and together with CLM collectively referred to herein as the "DEBTORS") and Stanford Venture Capital Holdings, Inc., a Delaware corporation (the "SECURED PARTY").

                              W I T N E S S E T H :

      WHEREAS, the Debtors have executed and delivered to the Secured Party that certain Secured Convertible Promissory Note in the original principal amount of $6,000,000, dated as of the date hereof, made payable to the Secured Party (the "NOTE").

      WHEREAS, the Debtors desire to pledge the Collateral (as defined below) to the Secured Party to secure the performance of the Debtors' obligations under the Note (the "OBLIGATIONS").

      NOW, THEREFORE, in consideration of the terms, conditions, covenants, agreements and obligations herein stated, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed by and between the parties hereto as follows:

      1. GRANT OF SECURITY INTEREST. As collateral security for the payment and satisfaction of the obligations and liabilities of Debtors under the Note, or any and all extensions, advances or renewals thereof, Debtors hereby grant, pledge and assign, to the Secured Party a continuing perfected security interest in (i) all of ALMT's equipment, fixtures and the proceeds thereof; and (ii) all of the assets, property and rights associated with CLM including without limitation, those assets set forth in Exhibit "A" attached hereto (i and ii collectively the "COLLATERAL"); which shall be a first priority security interest in the case of the assets of CLM and shall be junior only to the lien of Azure Holdings Limited in the principal amount of $750,000, plus accrued interest in respect of ALMT. The security interest herein created shall also secure all other indebtedness, obligations and liabilities of the Debtors or their affiliates to the Secured Party, hereafter arising, including any and all future advances under the Note.

      2. FINANCING STATEMENTS. At the time of execution of this Agreement, Debtor shall have furnished the Secured Party with properly executed financing statements as prescribed by the Uniform Commercial Code as presently in the state of incorporation of each of the Debtor, prepared and approved by the Secured Party in form and number sufficient for filing wherever required with respect to the Collateral, in order that the Secured Party shall have a first-priority, duly perfected security interest of record in the Collateral, which security interest shall be junior only to the lien of Azure Holdings Limited in the principal amount of $750,000, plus accrued interest in respect of ALMT, following the filing of such financing statements with the appropriate state governmental authorities and Debtor shall cause such filings to be made promptly after the execution of this Agreement, but in no event later than five business days after the date hereof. Debtor shall execute as reasonably required by the Secured Party any additional financing statements or other documents to effect the same, together with any necessary continuation statements so long as this Agreement remains in effect.

      3. MAINTENANCE OF SECURITY INTEREST. Debtor will, from time to time, upon the request of the Secured Party, deliver specific assignments of Collateral, together with such other instruments and documents, financing statements, amendments thereto, assignments or other writings as the Secured Party may reasonably request to carry out the terms of this Agreement or to protect or enforce the Secured Party's first-priority, perfected security interest in the Collateral, which security interest shall be junior only to the lien of Azure Holdings Limited in the principal amount of $750,000, plus accrued interest in respect of ALMT.

      With respect to the Collateral to be secured and conveyed under this Agreement, Debtor agrees, at all times during the term of this Agreement, to do and cause to be done all things necessary to perfect and keep in full force the perfected security interest granted in favor of the Secured Party, of the priority referred to above, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect or continue a security interest in the Collateral in favor of the Secured Party.

      4. COVENANTS. Each Debtor hereby covenants with the Secured Party that from and after the date of this Agreement until termination hereof in accordance with Section 16 hereof:

            a. Debtor will take no action, nor will it suffer, or allow to continue, any material adverse change in its financial condition, except that Secured Party acknowledges that both ALMT and CLM are trading and operating at losses and same will not constitute a default under the Security Agreement.

            b. Debtor will pay, discharge or otherwise satisfy promptly when due, all taxes, assessments and governmental charges or levies, or any other fees or charges imposed upon the Collateral or in respect of its income or profits therefrom.

            c. Debtor will defend Secured Party's priority, right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever and Debtor shall have good and marketable title (subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement, and the lien of Azure Holdings Limited in the principal amount of $750,000, plus accrued interest in respect of
ALMT) to, and the right to pledge, any other property at any time hereafter pledged to Secured Party as Collateral under this Agreement and likewise will defend Secured Party's right and title thereto and security interest therein.

            d. Debtor will not sell, assign, transfer, further encumber, exchange or otherwise dispose of the Collateral.

            e. Debtor shall promptly notify Secured Party of any loss, theft or damage to any Collateral.

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

            f. Debtor will (A) advise Secured Party promptly, in reasonable detail, of any lien or claim made or asserted against any of the Collateral, and
(B) permit Secured Party to have at all times, on reasonable notice, full and free access during normal business hours to all the books, correspondence and records of Debtor pertaining to the Collateral.

      5. REPRESENTATIONS AND WARRANTIES. Each Debtor hereby represents and warrants to the Secured Party that the following statements are accurate:

            a. Authority. Debtor has full power and authority to grant the first-priority, perfected security interests to the Secured Party in the Collateral pursuant hereto, which security interest shall be junior only to the lien of Azure Holdings Limited in the principal amount of $750,000, plus accrued interest in respect of ALMT, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement without the consent or approval of any person or entity other than any consent or approval which has been obtained.

            b. Ownership of Collateral. Debtor is the legal, record and beneficial owner of, and has good and marketable title to the Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement and except as permitted hereby.

            c. Consideration. Debtor has a direct and substantial economic interest in, and expects to derive substantial benefits from, the loan from the Secured Party to the Debtors and the making of the loan by the Secured Party to the Debtors is sufficient consideration to Debtors to enter into and deliver this Agreement and to pledge the Collateral.

            d. Survival. All representations and warranties contained in or made under or in connection with this Agreement shall survive the execution, delivery and performance of this Agreement, and shall be accurate at all times during which any amount remains outstanding under the Note with the same effect as if such representations and warranties had been made at such times.

      6. REMEDIES; RIGHTS UPON DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default":

            a. The failure of any Debtor to make any payment under the Note when due, after all applicable cure periods have expired, if any;

            b. Any breach of the terms and provisions of this Agreement, the Credit Agreement, the Stock Pledge Agreement, the Security Agreement or the Note, subject to the grace periods stated therein;

            c. The Secured Party shall not have as of the date hereof, or shall at any time hereafter during the valid term of this Agreement, cease to have, a valid and perfected lien constituting a lien which is first priority in all of the Collateral, which shall be junior only to the lien of Azure Holdings Limited in the principal amount of $750,000, plus accrued interest in respect of ALMT.; and

            d. This Agreement shall not have been as of the date hereof, or ceases to be, valid, effective and enforceable in any material respect, as reasonably determined the Secured Party, and such invalidity, ineffectiveness or unenforceability is not primarily and directly caused by the Secured Party.

      7. RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default, the Secured Party shall have the following rights and remedies in addition to any rights and remedies set forth elsewhere in this Agreement:

            a. All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement or the Note; and

            b. The right to foreclose the liens and security interests created under this Agreement by any available judicial procedure.

      8. FEES AND EXPENSES. The Debtors shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by the Secured Party in defending its rights under this Agreement and the Note. Without limiting the foregoing, the Debtors shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by the Secured Party (a) in connection with an Event of Default or (b) in the defense of the Secured Party's priority, right, title and security interest in and to the Collateral and the proceeds thereof.

      9. NO WAIVER. No failure or delay by the Secured Party to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Secured Party from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under the Note, the Secured Party shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the Note, or to declare a default for failure to effect such prompt payment of any such other amount. The payment by the Debtor or any other person or entity and the acceptance by the Secured Party of any other amount due and payable under the provisions of the Note during which a default exists shall not in any way or manner be construed as a waiver of such default by the Secured Party or preclude the Secured Party from exercising any right of power or remedy consequent upon such default. The Debtor understands and agrees that the Secured Party is not required to resort to or pursue any of its rights or remedies under or with respect to any other security for, or any of the obligations or enforcement costs secured by this Agreement before pursuing any of the Secured Party's rights under this Agreement.

      10. FURTHER DOCUMENTATION. The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Agreement, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.

      11. NOTICE. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of facsimile notice or notice by telecopy where the receipt of such message is verified by return), or if sent prepaid by certified or registered mail return receipt requested on the third business day after the day on which mailed, or if sent prepaid by a national overnight courier service, on first business day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

     If to the Secured Party: Stanford Venture Capital Holdings, Inc.
                              6075 Poplar Avenue, Suite 202
                              Memphis, Tennessee  38119
                              Facsimile: (901) 680-5265
                              Attention: James M. Davis, President

      With a copy to:         Adorno & Yoss, P.A.
                              2601 S. Bayshore Drive
                              Suite 1600
                              Miami, Florida 33133
                              Facsimile: 305-858-4777
                              Attention: Seth P. Joseph, Esq.

      If to the Debtors:      Caribbean Leisure Marketing Limited
                              Hill & Hill

                              P.O. box 90 Long Street St. John's Antigua
                              Facsimile: 268-462-0900
                              Attention: Radford W. Hill

                              American Leisure Marketing & Technology
                              2701 Spivey Lane
                              Orlando, Florida 32837
                              Facsimile: (407) 421-6660
                              Attention: Malcolm J. Wright

      With a copy to:         Nason, Yeager, Gerson, White & Lioce, P.A.
                              1645 Palm Beach Lakes Boulevard, Suite 1200
                              West Palm Beach, Florida 33401
                              Facsimile: (561) 686-5442
                              Attention: Alan I. Armour II, Esquire
or to such other address as each party may designate for itself by like notice given in accordance with this Section.

      12. ENTIRE AGREEMENT. This Agreement (along with all exhibits and attachments hereto) and the Note constitute and express the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

      13. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Debtor, and the rights, remedies, powers, and privileges of the Secured Party hereunder shall inure to the benefit of their successors and assigns.

      15. COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument. Counterpart faxed signature pages of this Agreement shall be accepted and considered the same as original signature pages.

      16. TERMINATION; RELEASE. Upon the payment of all obligations due to the Secured Party under the Note, or as otherwise provided in the Credit Agreement, all obligations of Debtor hereunder shall terminate without delivery of any instrument or performance of any act by any party, and the Collateral shall automatically be released from the liens created by this Agreement and all rights to such Collateral shall automatically revert to the Debtor.

      17. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

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

      18. GOVERNING LAW; JURISDICTION; JURY TRIAL. This Agreement shall be governed by and construed in all respects by the internal laws of the State of Florida (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Miami-Dade. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                          DEBTORS:

                                          CARIBBEAN LEISURE MARKETING LIMITED


                                          By:
                                             ---------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------


                                          AMERICAN LEISURE MARKETING &
                                          TECHNOLOGIES, INC.


                                          By:
                                             ---------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------


                                          SECURED PARTY

                                          STANFORD VENTURE CAPITAL HOLDINGS,
                                          INC.

                                          By:
                                             ---------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                   EXHIBIT "A"

1.    All of CLM's right, title and interest in the following items of property

      (a)   all Accounts;

      (b)   all Copyrights;

      (c)   all Copyright Licenses;

      (d)   all Deposit Accounts;

      (e)   all Documents;

      (f)   all Equipment;

      (g)   all Fixtures;

      (h) all General Intangibles, including, but not limited to, all contract rights, e-mail addresses, websites and domain names, in all forms and languages;

      (i)   all Goods;

      (j)   all Inventory;

      (k)   all Investment Property;

      (l)   all Patents;

      (m)   all Patent Licenses;

      (n)   all Trademarks;

      (o)   all Trademark Licenses;

      (p) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

      (q)   all Fixed Assets listed on the Schedule attached hereto; and

      (r) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

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

2. Definitions.

      (a) The following terms which are defined in the Uniform Commercial Code in effect in the State of Florida are used herein as so defined: Accounts, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Inventory, Investment Property and Proceeds.

      (b) In addition, the following terms shall have the following meanings:

            "Copyright Licenses" any agreement, naming the Debtor as licensor, granting any right under any Copyright.

            "Copyrights": (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office.

            "Patent License": all agreements, whether written or oral, providing for the grant by or to the Debtor of any right to manufacture, use or sell any invention covered by a Patent.

            "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof.

            "Trademark License": any agreement, written or oral, providing for the grant by or to the Debtor of any right to use any Trademark.

            "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise.

            "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code.



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